UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2018

Williamsville Sears Management, Inc.
(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-55827

(Commission File Number)

42-1766696

(IRS Employer Identification No.)

45 Rockefeller Plaza, New York, NY 10111

(Address of Principal Executive Offices and Zip Code)

(917) 890-7066

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 5 – Corporate Governance and Management

Item 5.01. Election of Directors; Appointment of Certain Officers;

On June 1, 2018 there were several new members elected to our Board of Directors. The identities of these new Board members are set forth below.

Kent A. D. Clark, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)

Mr. Kent A. D. Clark is 54 years of age. From January 2011 through March 2014, Mr. Clark served as Senior Advisor and Chief Operating Officer for United States Representative C.W. Bill Young of Florida in the House of Representatives in Washington DC. In this position, Mr. Clark performed operations management for Congressman Young’s office and was responsible for the development, design, operation, and improvement of the systems that create and deliver the Congressman's products. The Senior Advisor is responsible for ensuring that business operations are efficient and effective and that the proper management of resources, distribution of goods and services to constituent’s and analysis of queue systems are conducted. Mr. Clark advised the Chairman Emeritus of the House Appropriations Committee for all Appropriations subcommittees encompassing an $1.8 trillion+ budget. He was also a senior advisor on issues relating to Defense, National Security, Veterans Affairs and Military Construction.

From May 2014 through March 2018, Mr. Clark served as the Chief Executive Officer of AMVETS National Service Foundation of Lanham, Maryland, one of the largest and oldest Veterans Service Organizations in the United States. Mr. Clark transformed the organization, affiliated with multiple corporate entities, while working with the Boards of AMVETS National Service Foundation and Charities Inc. to drive growth and operational improvement.

Kent serves on the Board of Governors of the National Association of Nonprofit Organizations & Executives, the Board of Directors of the Military Order of Foreign Wars. His board and advisory work covers governance, finance, audit, logistics, strategic planning and development.

Kent is a Member and Fellow of the National Association for Corporate Directors, holding certifications in Cybersecurity, Leadership and Governance, and is a Member of the American College of Corporate Directors. He is also Certified as a Nonprofit Executive, Development Executive and Nonprofit Consultant from the National Association of Nonprofit Organizations & Executives and as a Demonstrated Master Logistician (DML) from the Society of Logistics Engineers.

A distinguished and highly decorated Veteran of the United States Army, Kent retired as a Lieutenant Colonel after a 24-year military career. He worked with US allies, foreign militaries and governments, advised senior leaders of the US Armed Forces domestically and abroad on strategy, logistics and resource planning and led operations of major personnel deployments globally. Kent has regional expertise in Iraq, Kuwait, Africa and Afghanistan. Kent earned a Post-Graduate Certificate in Legislative Studies and a Master of Arts in Public Policy Management from Georgetown University. He is also a graduate of the US Air Force, Air War College and the US Army War College.

Mr. Clark joined our Company in March 2018. We believe that Mr. Clark’s extensive business experience as well as the experience that Mr. Clark has in directing the operations for a member of United States Congress as well as his extensive experience within the United States military involving strategy, logistics, resource planning and leading operations domestically and abroad more than qualifies Mr. Clark to be a member of our Board of Directors and will be instrumental in directing the operation of our Company in our domestic and global operations. Mr. Clark also serves as the Chairman of the Nomination Committee.

David A. Smith, Vice-Chairman

Mr. David A. Smith is 66 years of age. Mr. Smith is a Non-Executive Director of Williamsville Sears Management, Inc. From November 2009 through April 2014, Mr. Smith served as President and CEO of Optellios, Inc. While at Optellios, Mr. Smith guided a Private Equity owned company from the owner/founder in a turnaround situation. Mr. Smith assisted with guiding the company to profitability so that it could be sold. From April 2014 through October 2015, Mr. Smith was employed as President and CEO at The Morey Corporation. Morey was a family-owned company also in need of a corporate turnaround to achieve profitability status. Mr. Smith assisted the family-owned company to achieve that status and left the company upon a change in control. From August 2016 through August 2017, Mr. Smith was President of IAC Acoustics.

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Mr. Smith is a thought leader with a successful track record of conceptualizing, developing and executing value creation roadmaps and business models that accelerate revenue growth, altering the trajectory of a business and maximizing shareholder return. He has a rigorous understanding of critical business drivers with an enterprising approach to transform strategy and execution into measurable, repeatable processes with top and bottom line impact.

Mr. Smith graduated from the United States Naval Academy with a Bachelor of Science degree in Mechanical Engineering. He then went into Naval Aviation where he flew a number of Navy Tactical and Surveillance aircraft. After the Navy, Mr. Smith started a business career at the General Electric Company. Whilst there, he held various management positions and was appointed to Senior Program Manager while managing the US $2 billion Combat System for the SEAWOLF Submarine. Mr. Smith left General Electric Company to become the Executive Vice President of Operations for Amphenol, a US $1 billion Global Electronic connector manufacturer. In this capacity, Mr. Smith managed all of Amphenol’s North American operations (5 locations with over 3.5 million Sq. Ft. of manufacturing operations).

Mr. Smith also holds an MBA from Syracuse University and was an Entrepreneurial Fellow at the University of Pittsburgh.

Mr. Smith joined our Company in March 2018. Mr. Smith is a Senior Level Executive, Business Leader and Strategic Advisor with an extensive breadth of experience across private equity, Fortune 500 and Family Owned Organizations in complex manufacturing operations, high-growth, turnaround and resource challenged environments. Highly engaged and respected business leader who draws upon a background in engineering, manufacturing and organizational development as well as deep knowledge of capital markets, private equity, strategic planning, change management and turnaround operations. We believe that these qualifications and his strong curriculum vitae make Mr. Smith eminently qualified to serve on our Board of Directors. Mr. Smith currently is the Chairman of the Investment Committee.

Yen Chew, Board Secretary

Mr. Yen Chew is 45 years of age. Mr. Chew is a Non-Executive Director of Williamsville Sears Management, Inc. He is a 20 years business professional with expertise in finance, operations, logistics and business intelligence. Most recently he has served as the Budget Officer and Banking Officer at Federal Home Loan Bank of Atlanta (FHLB Atlanta) (January 2018 through the present).

Prior to FHLB Atlanta, Mr. Chew has worked in media and telecommunication industry for 15 years with Fortune 50 companies such as Comcast, Verizon and AT&T. He has extensive experience in strategic planning, financial analysis, business planning, customer service, operations improvement and digital transformation.

Mr. Chew is a veteran of the United States Navy and a Lieutenant in the Navy Reserve. He is currently serving as logistic planner with U.S Navy 6th Fleet in Europe and North Africa. He speaks Cantonese, Mandarin and Malay language and have regional expertise in South-east Asia, Singapore and Malaysia, Europe and East Africa. He earned an MBA in Financial Management from Manchester Business School, United Kingdom. He is also a graduate of the U.S Navy Supply School and U.S Naval War College.

Mr. Chew joined our Company in March 2018. We believe that his extensive business experience in finance, operations, logistics and business intelligence, as well as his work in the telecommunications industry and multi-linguistic abilities provide valuable skills to our Board of Directors. Mr. Chew serves as the Chairman of the Governance Committee.

Amanda Wester, Executive Director (Principal Financial Officer)

Ms. Amanda Wester is 41 years of age. Ms. Wester is an Executive Director at Williamsville Sears Management, Inc. From 2013-2015, Ms. Wester was employed as a Corporate Risk Manager by Black Hawk Mining of Lexington Kentucky. She was engaged to create financial models and present to debt and equity providers for growth by acquisition in an economic takeover environment, advantageous for well-leveraged mining companies. She managed risk and directed due diligence for acquisitions. From 2015 through 2017, Ms. Wester served as Chief Financial Officer at Innovative Mattress Solutions in Lexington Kentucky. She was recruited by the owner and CEO to provide financial leadership. She teamed with 7-member executive family developing goals to implement brand definition through customer excellence, forecasting and reducing costly returns. From 2017 through 2018, Ms. Wester served as Chief Financial Officer at Viamedia in Lexington Kentucky. Her duties included negotiating and managing debt and equity relationships for the cable advertisement industry. She created departments and high-performing managers within the accounting and finance functions to stabilize FPA efforts while managing cash from a negative to a positive position and holding period she positioned the company for sale as commissioned by lenders and its Board of Directors.

Ms. Wester joined our Company on June 1, 2018. She has over 17 years’ experience in finance and accounting. She brings to our Company strong fiscal management and treasury experience, working with both debt and equity providers. Ms. Wester has previously served as a Finance Design Consultant at Vanguard Software Group and as the US Controller at Alltech, as well as and Assurance Audit Manager at Ernst and Young for over six years. Ms. Wester holds a BS in Accounting from the University of Tennessee Chattanooga and is a Certified Public Accountant (CPA). We believe that Ms. Wester’s substantial experience in finance and accounting, including her audit experience and risk management along with her experience in performing due diligence in connection with acquisitions provides the necessary skills and attributes we will need for our Board of Directors as we attempt to grow our Company.

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Nicole Young, Non-Executive Director

Ms. Nicole Young is 46 years of age. Ms. Young is a Non-Executive Director of Williamsville Sears Management, Inc. From December 2012 through January 2018, Ms. Young was employed as the Director of Human Resources at Anthony & Associates of Marietta Georgia. From May 2018 through the present, she has been employed by PRGX USA, Inc. as the Director of Human Resources. In both of these positions, Ms. Young has served as a trusted advisor on all human capital initiatives, while operating in close partnership with the senior leadership teams. She was instrumental in driving and executing key human resources strategies and providing human resource operations leadership for the workforce. Ms. Young has also served as a consultant for building human resource infrastructures for startup companies, telecommunications companies and government contracting organizations. Ms. Young is a co-founder of Turner & Young, LLC, and is Managing Partner with Behind the Wheel-HR, LLC, where she specializes in HR Strategic Management, Operations and Support.

Ms. Young joined our Company on June 1, 2018. She is a seasoned Human Resources Executive with over 20 years’ experience in Human Resources. She is an active member of Delta Sigma Theta sorority and earned her M. ED (Master of Education) in Education Leadership & Administration and her B.A in Communications with a concentration in Public Relations. She holds certifications in Diversity & Inclusion, Strategic Management and Organizational Development. We believe that Ms. Young’s qualifications, experience and skills in human resources matters makes a valuable member of our Board of Directors. Ms. Young is the Chairman of the Compensation Committee.

Jeffrey A. Moore, Non-Executive Director

Mr. Jeffrey A. Moore is 58 years of age. Mr. Moore is a Non-Executive Director of Williamsville Sears Management, Inc. and Chairman of our Audit Committee. He is an accomplished Senior Executive, who has held titles of Chief Operating Officer, Chief Financial Officer and President panning several industries, including energy, management consulting and for-profit and public funded higher education, most recently Moore served as CFO at a privately held, for-profit, nationally accredited school group in New England, with campuses in RI, MA and CT. From 2013 through 2016, Mr. Moore was self-employed as a consultant. From 2016 through 2017, he served as Chief Financial Officer at Home Nation Indiana.

Mr. Moore has extensive experience in areas of financial planning, analysis, business development and customer service. As a senior executive at a large utility, he was responsible for coordinating and implementing strategic and operational planning and forecasting processes, including preparation of the strategic five-year plan and the five-year financial forecast. Specific accountabilities include preparing for and facilitating an annual executive strategic planning process, including preparation of environmental scans, SWOT analysis and competitive intelligence research reports. Mr. Moore holds degrees in Economics and Business Administration, as well as an MBA.

Mr. Moore joined our Company in March 2018. We believe that Mr. Moore’s extensive experience in financial planning, analysis, business development and his background in economics provide the necessary attributes and qualifications to serve on our Board of Directors as well as Chair the Audit Committee.

We presently have employment agreements with two of our directors, Mr. Clark and Ms. Wester. There are no arrangements or understandings between any of our new directors and any other person, pursuant to which such director was selected as a director. At this time, we have established committees for our directors and their committees are identified in their respective Biographical Summaries above. Currently, there are no related party contracts or agreements between our directors and the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMSVILLE SEARS MANAGEMENT, INC.

Dated: July 9, 2018	By:	/s/ Kent A.D. Clark
Kent A.D. Clark
Chairman of the Board of Directors

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